UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  April 9, 2012
(Date of earliest event reported)

LE@P TECHNOLOGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (954) 771-1772

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 1.01	Entry into a Material Definitive Agreement

On April 9, 2012, the M. Lee Pearce Living Trust (the “Pearce Trust”) provided Le@P Technology, Inc. (the “Company”) with a $500,000 loan, which management believes, based upon the Company’s operating budget for 2012, will be sufficient to fund the Company’s working capital requirements through December 31, 2012.  The loan is evidenced by a promissory note in the principal amount of $500,000.00 (the “2012 Working Capital Note”), bears interest at the rate of 3.75% per annum, and matures (with all principal and interest due in one lump sum) on June 30, 2013.  A copy of the 2012 Working Capital Note is filed herewith as Exhibit 10.1.  M. Lee Pearce, M.D. (“Dr. Pearce”) is the 100% beneficial owner of the Pearce Trust, as well as the former Chairman of the Board of Directors and the (indirect, beneficial) majority stockholder of the Company.

As previously disclosed, the Company is not engaged in any active business operations that generate cash flow to fund operating expenses, exhausts its cash resources over relatively short time periods and depends entirely upon loans from the Pearce Trust to cover operating its expenses.  There can be no assurance that the Pearce Trust will continue to fund or provide loans, advances or other capital resources to the Company or its affiliates.  In addition, there can be no assurance that the Pearce Trust will extend the maturity date of the 2012 Working Capital Note (or of other loans that mature on June 30, 2013) in the event the Company is unable to repay its indebtedness when due on June 30, 2013, or will agree to any forbearance or waiver in connection with any default which may occur on indebtedness prior to such maturity date.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers.   On April 9, 2012, the Board of Directors of the Company (the “Board” or “Board of Directors”) reappointed Timothy C. Lincoln to the office of Acting Principal Executive Officer and reappointed Mary E. Thomas to the position of Acting Principal Financial Officer, and also appointed each of them to the following additional offices (with the following titles) of the Company consistent with the Company’s bylaws:

Timothy C. Lincoln (Age 53):	Chairman of the Board; and President

Mary E. Thomas (Age 53):	Chief Accounting Officer; Vice President; Treasurer; and Secretary

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and as the Company’s Acting Principal Executive Officer since May 2009.  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 31, 2006.  He has maintained a private law practice since October 1998.  From August 1995 to December 2008, Mr. Lincoln served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of entities of which Dr. Pearce is the beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity which holds the Class B Common Stock of the Company and of which Dr. Pearce is the sole shareholder) and is the president and Secretary of Broward Trading Corporation (the entity which is the owner of 700,000 shares of the Company’s Class A Common shares and of which Dr. Pearce is the sole shareholder).  Mr. Lincoln also serves as a director for a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico, and received a J.D. degree and an LLM degree (in estate planning) from the University of Miami School of Law.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and as the Company’s Acting Principal Financial Officer since October 2000.  Ms. Thomas has over twenty-five years of experience in finance and accounting in the healthcare industry.  Ms. Thomas also serves as an officer for a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University.

Increase in Board Size; Appointment of Two Board Members.  Also on April 9, 2012, the Board of Directors, pursuant to the Company’s bylaws and Delaware law, increased the size of the Board from three (3) to five (5) members and fixed the size of the Board at a total of five (5) members.  The Board then appointed the following two new members (each designated as a Class A Director) to fill the vacancies created by such increase:  Chris Minev and Jose Valle.  Messrs. Minev and Valle join Jerome Fields, M.D., Timothy C. Lincoln and Mary E. Thomas as the members of the Company’s Board of Directors.

Chris Minev (Age 31) works (i) as Executive Director for White Nights Foundation of America, a position which he has held since 2011, and (ii) for the United States Coast Guard as Director of Music, Capodanno Memorial Chapel at Fort Wadsworth, Sector New York.  Mr. Minev graduated from Harvard Business School in June 2009.

Jose Valle (Age 64) works as a consultant for Trizel Asset Services, LLC and has held such position since July 2009.  He previously worked, from January 2006 until May 2009, as President of Firstbank Florida.  He also previously served, from July 5, 2000 to June 27, 2003 as a member of the Board.  Mr. Valle graduated from the University of Florida with a B.S. in accounting and is a Certified Public Accountant with the State of Florida.

There are no family relationships between any of the Company’s executive officers and any of its directors.

Additional biographical information regarding Messrs. Minev, Valle, Fields and Lincoln and Ms. Thomas, each of whom has agreed to stand for re-election to the Board at the Company’s 2012 annual meeting of stockholders, will be included in the Company’s proxy statement to be filed (as part of Schedule 14A) with the Securities and Exchange Commission before April 30, 2012.

Item 8.01	Other Events

As previously disclosed, Parkson Property LLC (“Parkson”), a wholly-owned subsidiary of the Company, owns certain real property in Broward County, Florida (the “Parkson Property”).  The Parkson Property land is zoned light industrial and consists of approximately one and one-third acres; the Company’s previous tenant lease on the Real Property has expired.  On April 9, 2012, the Board determined that Parkson should investigate the opportunities available with respect to the possible sale or lease of the Parkson Property, should pursue the engagement of a real estate broker to market the Parkson Property for lease (and/or possibly sale) and, if necessary and consistent with the Company’s budget, make such improvements to the Parkson Property as the Company’s officers deem necessary in order to facilitate such lease (or possibly sale).

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

10.1	Promissory Note dated April 9, 2012 in the principal amount of $500,000.00 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: April 10, 2012	By:	/s/ Timothy C. Lincoln
	Name:	Timothy C. Lincoln
	Title:	Acting Principal Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Promissory Note dated April 9, 2012 in the principal amount of $500,000.00 executed by Le@P Technology, Inc. in favor of the M. Lee Pearce Living Trust.